UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Benihana Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than registrant)

Payment of filing fee   (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

           1 Set forth the amount on which the filing fee is calculated and state how it was determined.

BENIHANA INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date:	[_____] [a.m.]/[p.m.] on [________], [________] [__], 2010

Place:	[____________________]
[____________________]
[____________________]

Purpose:	(For all stockholders) To approve an amendment to the Certificate of Incorporation of Benihana Inc. to increase the number of shares which Benihana Inc. has authority to issue of:

	●	all classes of stock from 37,000,000 shares to 49,500,000 shares; and
	●	shares of Class A common stock, par value $.10 per shares, from 20,000,000 shares to 32,500,000 shares.

Record Date:	You can vote if you were a stockholder of record at the close of business on December 15, 2009.

You are cordially invited to attend the Special Meeting. Whether or not you plan to be present, kindly complete, date and sign the enclosed forms of proxy with respect to all shares of common stock and Class A common stock that you may own and mail them promptly in the enclosed return envelope to assure that your shares of common stock and Class A common stock are represented at the Special Meeting. This may save the expense of further proxy solicitation. If you own shares of both the common stock and Class A common stock, you will receive two proxies, each of which must be dated, signed and returned as described above. If you do attend the Special Meeting, you may revoke your prior proxy and vote your shares in person if you wish.

If you have any questions or need assistance in voting your shares, please call Georgeson Inc. toll-free at (800) 868-1347.

Dated:  December [__], 2009

By Order of the Board of Directors,

Darwin C. Dornbush
Chairman of the Board of Directors

BENIHANA INC.
8685 Northwest 53rd Terrace
Miami, Florida 33166

PROXY STATEMENT

SPECIAL MEETING INFORMATION

Your proxies are solicited by the Board of Directors of Benihana Inc. (“we,” “us,” “our” or “the Company”) for use at our Special Meeting of Stockholders (the “Special Meeting”) to be held at [____________________] at [_____] [a.m.]/[p.m.] on [________], [________] [__], 2010 and at any adjournment or adjournments thereof for the purposes set forth in the attached notice of meeting. This proxy statement and the forms of proxy are being mailed to stockholders on or about December [__], 2009.

Who is entitled to vote?

Stockholders owning our common stock, Class A common stock or preferred stock at the close of business on December 15, 2009 are entitled to vote at the Special Meeting or any adjournment thereof.  Each holder of common stock has one vote per share, and each holder of Class A common stock has 1/10 of a vote per share, on all matters to be voted on.  Additionally, the holder of our Series B convertible preferred stock is entitled to vote on an “as if converted” basis together with the holders of our common stock. At the close of business on December 15, 2009 there were 5,634,764 shares of common stock and 9,769,761 shares of Class A common stock outstanding, and there were 800,000 shares of Series B convertible preferred stock outstanding, which, in the aggregate, are convertible into 1,578,943 shares of common stock.

What am I voting on?

You will be asked to approve the amendment to our Certificate of Incorporation. The Board of Directors is not aware of any other matters to be presented for action at the Special Meeting. If any other matter requiring a vote of the stockholders should arise at the Special Meeting, the proxies will vote in accordance with their best judgment.

How does the Board of Directors recommend I vote on the proposal?

The Board recommends a vote FOR the approval of the amendment to our Certificate of Incorporation.

How do I vote?

Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choice, your proxies will vote in favor of amending our Certificate of Incorporation. You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to the Assistant Secretary, Benihana Inc., 8685 Northwest 53rd Terrace, Miami, Florida 33166, submit another properly signed proxy with a more recent date or vote in person at the Special Meeting. Should you have any questions about attending the Special Meeting in person, you may contact the Assistant Secretary at (305) 593-0770.

What is a quorum?

There must be a quorum for any action to be taken at the Special Meeting.  One-third of the voting power of each of Class A common stock, common stock and preferred stock, represented in person or by proxy, will constitute a quorum for purposes of the holders of each class of stock approving the amendment to our Certificate of Incorporation. In addition, one-third of the voting power of the common stock, the Class A common stock and preferred stock, represented in person or by proxy, voting together as one class, will constitute a quorum for purposes of approving the amendment to our Certificate of Incorporation and all other matters brought before the meeting.  Abstentions will be counted to determine the presence or absence of a quorum at the Special Meeting.  Under Delaware law, “broker non-votes” (if any) are also counted to determine if a quorum is present at the Special Meeting but are not considered a vote cast. Broker non-votes occur when shares held in street name are not voted because the broker holding the shares has not received instructions from the beneficial owner of the shares and does not have or exercise discretionary authority to vote with respect to a particular proposal.

What vote is required to approve the Amendment?

Approval of the amendment to our Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon; a majority of the outstanding shares of Class A common stock entitled to voter thereon; a majority of the outstanding shares of preferred stock entitled to vote thereon; and a majority of the outstanding shares of common stock, Class A common stock and preferred stock, entitled to vote thereon, voting as a single class. The sole holder of our outstanding preferred stock is BFC Financial Corporation, of which two members of our Board of Directors, John E. Abdo and Alan B. Levan, are directors, officers and significant stockholders. Any other matter to be considered at the Special Meeting will require the affirmative vote of a majority of the shares entitled to vote at the Special Meeting that votes affirmatively or negatively on such matter. Abstentions and broker non-votes (if any) will have no effect on the outcome of any matter, to be considered at the Special Meeting.

Who will count the vote?

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election appointed for the Special Meeting. The inspector of election will determine whether or not a quorum is present at the Special Meeting.

What are the deadlines for stockholder proposals for next year's annual meeting?

Stockholders may submit proposals on matters appropriate for stockholder action at future annual meetings by following the rules of the Securities and Exchange Commission (SEC).  Proposals intended for inclusion in the proxy statement and proxy card for next year’s annual meeting must be received by no later than March 26, 2010. If next year’s annual meeting is held on a date more than 30 calendar days before or after August 20, 2010, a stockholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation for such annual meeting. In addition, our By-Laws provide that no proposal may be properly raised at next year's annual meeting unless we receive notice of the proposal not less than 60 days nor more than 90 days prior to the meeting. However, in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, notice of a proposal must be received not later than the 10th day following the day on which notice of the date of the annual meeting is mailed or public disclosure is made. All proposals and notifications should be addressed to the Assistant Secretary, Benihana Inc., 8685 Northwest 53rd Terrace, Miami, Florida 33166.

Who pays the expenses of this Proxy Statement?

We are paying all costs of soliciting our proxies for the Special Meeting, including the costs of preparing, printing and mailing this notice of meeting and proxy statement.  Certain of our officers and regular employees may solicit the return of proxies by telephone, mail or personal interview without additional consideration. We have engaged Georgeson Inc. to assist us in the distribution and solicitation of proxies. We have agreed to pay Georgeson a fee of $20,000, plus expenses for their services. Brokerage houses will be requested to forward these soliciting materials to beneficial owners of our stock, and we will reimburse the brokerage houses for their expenses.

May brokers vote without instruction?

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners.  If specific instructions are not received, brokers may vote those shares in their discretion, depending on the type of proposal involved.  We believe that, in accordance with the rules applicable to such voting by brokers, brokers will have discretionary authority to vote with respect to any shares as to which no instructions are received from beneficial owners regarding the approval of the amendment to our Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information relating to the beneficial ownership of our common stock and Class A common stock by all persons we know to beneficially own more than 5% of either our common stock or our Class A common stock outstanding on December 15, 2009 and by all of our executive officers and directors.  As of the close of business on December 15, 2009, there were 5,634,764 shares of common stock, 9,769,761 shares of Class A common stock and 800,000 shares of Series B convertible preferred stock (convertible into 1,578,943 shares of common stock) outstanding. Except as otherwise noted, the named person owns directly and exercises sole voting power and investment discretion over the shares listed as beneficially owned.

	Common Stock		Class A Common Stock
Name (and address if applicable) of	Amount and Nature of	Percent of	Amount and Nature of	Percent of
Beneficial Owners	Beneficial Ownership (1)	Class (1)	Beneficial Ownership (2)	Class

5% Stockholders

Benihana of Tokyo, Inc. (3)	2,148,252	29.8%	-	-
232 East 63rd Street
New York, New York 10021

Kyle Aoki (3)	2,148,252	29.8%	-	-

Grace Aoki (3)	2,148,252	29.8%	-	-

Kevin Y. Aoki (3)	2,148,252	29.8%	-	-

Kenneth Podziba (3)	2,148,252	29.8%	-	-

BFC Financial Corporation (4)	1,578,943	21.9%	-	-
1750 East Sunrise Boulevard
Ft. Lauderdale, Florida 33304

Bank of America Corporation (5)	983,739	13.6%	-	-
Bank of America N.A.
Columbia Management Advisors, LLC
Bank of America Corporate Center
100 North Tryon Street, Floor 25
Charlotte, NC 28255

Andreeff Equity Advisors, L.L.C. (6)	598,508	8.3%	739,668	7.6%
Dane Andreeff
140 East St. Lucia Lane
Santa Rosa Beach, FL 32459

Coliseum Capital Management, LLC (7)	-	-	840,676	8.6%
Adam Gray
Christopher Shackelton
767 Third Avenue, 35th Floor
New York, NY 10017

Voyageur Asset Management, Inc. (8)	-	-	603,500	6.2%
100 South Fifth Street, Suite 2300
Minneapolis, MN 55402

Wells Fargo & Company (9)	-	-	531,000	5.4%
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo Bank N.A. (9)	-	-	531,000	5.4%
101 North Phillips Avenue
Sioux Falls, SD 57104

	Common Stock		Class A Common Stock
Name of Officers and Directors	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class

Named Executive Officers and Directors

Taka Yoshimoto (10) (11)	158,700	2.2%	101,033	1.0%

John E. Abdo (10) (11)	79,500	1.1%	115,667	1.2%

Juan C. Garcia (10) (11)	48,875	*	124,250	1.3%

Norman Becker (10) (11)	39,375	*	96,417	1.0%

Darwin C. Dornbush (10) (11)	16,737	*	11,975	*

Richard Stockinger (10) (11)	15,237	*	16,667	*

Lewis Jaffe (10) (11)	15,000	*	43,667	*

Joseph J. West (10) (11)	11,000	*	36,667	*

J. Ronald Castell (10) (11)	10,000	*	36,667	*

Jose I. Ortega (10) (11)	525	*	7,167	*

Alan B. Levan	-	*	-	*

All directors and executive officers as a group (11) (12)	394,949	5.3%	590,175	5.7%

Notes

(1)
For purposes of the beneficial ownership and the percentage ownership of each person, the shares of our common stock which BFC Financial Corporation would own upon conversion of the entirety of its holdings of our convertible preferred stock are considered outstanding.

(2)
Shares of our common stock are convertible at any time into shares of our Class A common stock at the option of the holder.  Therefore, each beneficial owner of our common stock may be deemed the beneficial owner of the same number of shares of our Class A common stock. The holdings listed in the table setting forth beneficial ownership of Class A common stock do not include holdings of common stock (as converted).

(3)
All of the issued and outstanding capital stock of Benihana of Tokyo, Inc. (the “Benihana of Tokyo Stock”) is owned by a trust of which Kevin Y. Aoki, Kyle Aoki, Grace Aoki and Kenneth Podziba are the named trustees.  By reason of such position, such individuals may be deemed to share beneficial ownership of the Benihana of Tokyo Stock and the shares of our stock owned by Benihana of Tokyo.

(4)	Represents common stock which BFC Financial Corporation would own upon conversion of its 800,000 shares of our Series B convertible preferred stock.

(5)
Based solely on a Schedule 13G filed jointly by Bank of America Corporation, Bank of America, N.A. and Columbia Management Advisors, LLC on June 10, 2009.  Each of Bank of America Corporation and Bank of America, N.A. has shared voting and shared dispositive power with respect to 983,739 shares of common stock. Columbia Management Advisors, LLC has sole voting power with respect to 950,182 shares of common stock, sole dispositive power with respect to 976,149 shares of common stock and shared dispositive power with respect to 7,644 shares of common stock.

(6)
Based solely on Schedule 13Gs filed jointly by Dane Andreeff and Andreeff Equity Advisors, L.L.C. on February 13, 2009.  Each of Mr. Andreeff and Andreeff Equity Advisors, L.L.C. has shared voting and shared dispositive power with respect to 598,508 shares of common stock and 739,668 shares of Class A common stock.

Mr. Andreeff is a control person of Andreeff Equity Advisors, L.L.C., in accordance with Rule 13d-1(b)(1)(ii)(G) of the Securities Exchange Act of 1934.  Mr. Andreeff also owns interest in Maple Leaf Capital I, L.L.C., which is the general partner of certain limited partnerships which own shares of common stock, including, Maple Leaf Partners, L.P. and Maple Leaf Offshore, Ltd.  Andreeff Equity Advisors, L.L.C. is the investment adviser of each such limited partnership.

On February 13, 2009, a Schedule 13G was (i) filed by Maple Leaf Offshore, Ltd. indicating that such person has shared voting power and shared dispositive power with respect to 342,627 shares of common stock; (ii) filed by Maple Leaf Partners, L.P. indicating such person has shared voting power and shared dispositive power with respect to 243,134 shares of common stock; and (iii) filed jointly by Maple Leaf Capital I, L.L.C. (with Dane Andreeff and Andreeff Equity Advisors, L.L.C., as otherwise described above) indicating Maple Leaf Capital I, L.L.C. has shared voting power and shared dispositive power with respect to 255,881 shares of common stock. On February 13, 2009, a Schedule 13G was filed jointly by Maple Leaf Capital I, L.L.C. and Maple Leaf Offshore, Ltd. indicating Maple Leaf Capital I, L.L.C. has shared voting power and shared dispositive power with respect to 276,970 shares of Class A common stock, and Maple Leaf Offshore, Ltd. has shared voting power and shared dispositive power with respect to 462,698 shares of Class A common stock.

(7)
Based solely on a Schedule 13G filed jointly by Coliseum Capital Management, LLC, Adam Gray and Christopher Shackelton on December 1, 2009.  Each of Coliseum Capital Management, LLC and Messrs. Gray and Shackelton have shared voting power and shared dispositive power with respect to 840,676 shares of Class A common stock.

(8)	Based solely on a Schedule 13G filed by such person on February 11, 2009. Such person has sole voting power with respect to 37,500 shares of Class A common stock.

(9)
Based solely on a Schedule 13G filed jointly by Wells Fargo & Company and Wells Fargo Bank, N.A. on January 29, 2009.  Each of Wells Fargo & Company and Wells Fargo Bank, N.A. has sole voting power with respect to 531,000 shares of Class A common stock.

(10)
Beneficial ownership on this table includes the following common stock which may be purchased upon exercise of options which are presently exercisable or which will become exercisable within 60 days after December 15, 2009: Mr. Yoshimoto – 46,000 shares; Mr. Abdo – 36,500 shares; Mr. Garcia – 48,875 shares; Mr. Becker – 33,625 shares; Mr. Jaffe – 15,000 shares; Mr. West – 10,000 shares; Mr. Castell – 10,000 shares; all executive officers and directors as a group – 200,000 shares.

(11)
Beneficial ownership on this table also includes the following shares of Class A common stock which may be purchased upon exercise of options which are presently exercisable or which will become exercisable within 60 days after December 15, 2009:  Mr. Yoshimoto – 97,433 shares; Mr. Garcia – 111,450 shares; Mr. Abdo – 89,667 shares; Mr. Becker – 83,917 shares; Mr. Jaffe – 43,667 shares; Mr. Castell – 36,667 shares; Mr. West – 36,667 shares; Mr. Stockinger – 16,667 shares; Mr. Dornbush – 10,000 shares; Mr. Ortega – 4,767; all executive officers and directors as a group – 530,900 shares.

PROPOSAL 1

APPROVAL OF THE AMENDMENT
 TO THE CERTIFICATE OF INCORPORATION OF BENIHANA INC.

Introduction

On [__________] [___], 2009, our Board of Directors adopted resolutions to approve an amendment to our Certificate of Incorporation to increase the number of shares which we have authority to issue of (i) all classes of stock from 37,000,000 shares to 49,500,000 shares; and (ii) shares of Class A common stock, par value $.10 per shares (Class A Stock), from 20,000,000 shares to 32,500,000 shares, and directed that a proposal to approve the amendment be submitted to our stockholders.  Our Board of Directors will retain the right to abandon effecting the increase in authorized shares after stockholder approval if it is determined by our Board of Directors, in its sole discretion, that effecting the increase in authorized shares is no longer in the best interests of the Company and its stockholders.  Assuming the resolution is approved by our stockholders, the increase in authorized shares will become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.  The form of the proposed amendment to our Certificate of Incorporation is attached to this proxy statement as Annex A. We currently plan to file the amendment effecting the increase as soon as reasonably practicable.

Reasons For Increase In Authorized Shares

Our current Certificate of Incorporation authorized the issuance of up to 37,000,000 shares of all classes of stock, of which 20,000,000 shares may be Class A Stock, 12,000,000 shares may be Common Stock and 5,000,000 shares may be Preferred Stock.  As of December 15, 2009, a total of 9,769,761 shares of Class A Stock, 5,634,764 shares of Common Stock and 800,000 shares of Preferred Stock were issued and outstanding.  Furthermore, as of such date, (i) 1,808,447 shares of Common Stock were reserved for issuance upon conversion of outstanding Series B Convertible Preferred Stock and upon the exercise of outstanding stock options; (ii) 8,348,553 shares of Class A Stock were reserved for issuance upon conversion on a share-for-share basis of outstanding and reserved Common Stock and upon the exercise of outstanding stock options; and (iii) 204,829 shares of Preferred Stock were reserved for issuance of Series A-1 Junior Participating Preferred Stock and Series A-2 Junior Participating Preferred Stock under our rights agreement with American Stock Transfer & Trust Company.

Taking into consideration our outstanding shares and shares reserved for issuance upon the exercise of outstanding convertible securities and stock options, we have only 1,881,686 shares of Class A Stock currently available for future use, and all of these shares are currently reserved for issuance upon the future grant of equity awards under our 2007 Equity Plan.  The number of shares of Class A Stock available for issuance also limits the issuance of any shares of Common Stock because the Common Stock is convertible into Class A Stock on a share-for-share basis.  Accordingly, one share of Class A Stock must be reserved for each share of Common Stock that is authorized for issuance.  For the same reason, the number of shares of any convertible Preferred Stock that we might wish to issue is limited because any such Preferred Stock would be convertible into Common Stock or Class A Stock.

Our Board of Directors is considering our capital requirements in light of our currently outstanding bank borrowings and projected capital requirements.  Our Board has preliminarily determined that we should make appropriate preparations to be in a position to quickly raise additional equity capital should our Board determine to do so.  In this connection, our Board has authorized the filing (and we have filed) with the SEC, a Registration Statement on Form S-3 covering the sale of up to $30,000,000 of our Common Stock, Class A Stock, subscription rights to purchase either or both classes of our stock and/or debt securities.  No decision has yet been made by our Board as to whether to proceed with the offer of securities, the form of such offer or the terms and conditions thereof.

The principal purpose of the proposed amendment to our Certificate of Incorporation is to ensure that we have sufficient shares available should our Board decide that we should raise additional capital through the sale of equity securities.  The availability of additional shares is particularly important if our Board of Directors resolves to undertake any such capital raise on an expedited basis and must avoid the time and expense of seeking stockholder approval in connection with the specifically-contemplated issuance of shares.  Any such additional shares authorized under the Certificate of Amendment would also be available for a number of other corporate purposes, including acquisition of another company and establishment of a strategic relationship with corporate partners.  If the amendment is approved by the stockholders, our Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares, except as may be required by applicable law.

General Effect of the Amendment

The increase in the number of authorized shares is not being proposed as a means of preventing or dissuading a change in control or takeover of us; however, use of these additional shares for such a purpose is possible in the future.  If approved, the effect of the increase in proportion of authorized but unissued shares to issued and outstanding shares could enable our Board of Directors to render it difficult, or discourage an attempt, to obtain control of us by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management.  Our Board of Directors would, unless prohibited by applicable law or listing requirements, have additional shares available to effect transactions in which the number of outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of us as well as the interests of our existing stockholders, possibly having a negative effect on the market price of our Class A Stock and Common Stock.  Further, such action could discourage an acquisition of us which the stockholders might view as desirable.  The amendment is not being proposed in response to any known effort or threat to acquire control of us and is not part of a plan by management to adopt a series of amendments to our Certificate of Incorporation and By-Laws having an anti-takeover effect.

The increase in the number of authorized shares, and the corresponding increase in the total number of shares authorized, will not have an immediate effect on the rights of existing stockholders but, depending on the exact nature and circumstances of any actual issuances of authorized but unissued shares, could have a number of effects on our stockholders at such time.  To the extent that additional authorized shares are issued in the future, such issuance will decrease existing stockholders’ percentage equity ownership interests and, depending upon the price at which such shares are issued, could be dilutive to existing stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THIS AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.  We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker or our transfer agent, American Stock Transfer & Trust Company (“AST”), that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  However, we will deliver promptly upon written or oral request a separate copy of this proxy statement to a stockholder at a shared address to which a single proxy statement was delivered.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple proxy statements and would like to request delivery of a single proxy statement, please notify your broker if your shares are held in a brokerage account or AST if you hold registered shares.  You can notify AST by calling (800) 937-5449 or by sending a written request to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219.

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
BENIHANA INC.

Benihana Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST:  The name of the Corporation is Benihana Inc.  The Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on December 6, 1994.

SECOND:  This Certificate of Amendment to the Certificate of Incorporation of the Corporation (“Amendment”) was duly adopted in accordance with Section 242 of the DGCL.  The Board of Directors duly adopted resolutions setting forth and declaring advisable this Amendment and directed that this Amendment be considered by the stockholders of the Corporation.  A special meeting of stockholders was duly called upon notice in accordance with Section 222 of the DGCL and held on [________] [___], 2010 at which meeting the necessary number of shares were voted in favor of this Amendment.  The stockholders of the Corporation duly adopted this Amendment.

THIRD:  Article FOURTH of the Certificate of Incorporation is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following in substitution therefor:

The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is FORTY-NINE MILLION, FIVE HUNDRED THOUSAND (49,500,000), of which THIRTY-TWO MILLION, FIVE HUNDRED THOUSAND (32,500,000) shares shall be Class A Common Stock, par value $.10 per share ("Class A Stock"), TWELVE MILLION (12,000,000) shares shall be Common Stock, par value $.10 per share ("Common Stock"), and FIVE MILLION (5,000,000) shares shall be Preferred Stock, par value $1.00 per share.

FOURTH:  This Amendment shall become effective on the date this Amendment is filed with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be signed this [___] day of [__________], [____].

BENIHANA INC.

By:
Name:
Title:

BENIHANA INC.
Class A Common Stock

Proxy - For the Special Meeting of Stockholders – [________] [__], 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING: The notice of meeting and proxy statement are available at www.benihana.com.

This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of BENIHANA INC., revoking any previous proxy for such stock, hereby appoints Darwin C. Dornbush and Norman Becker, or any one of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Class A common stock of BENIHANA INC. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on [________] [__], 2010 at [_____] [a.m.]/[p.m.] at [________________________], and any adjournment thereof on all matters coming before said meeting.

In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is given in accordance with the recommendation of the Board of Directors set forth on this card.

The Board of Directors Recommends a Vote FOR the approval of the amendment to the Certificate of Incorporation of Benihana Inc.

For each proposal, mark one box in blue or black ink as indicated: ☒

Approval of the amendment to the Certificate of Incorporation of Benihana Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please sign here exactly as your name(s) appear(s) on this proxy.

Date:_____________________________, 20___

(Signature)

(Signature)

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BENIHANA INC.
 Common Stock

Proxy - For the Special Meeting of Stockholders – on [________] [__], 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING: The notice of meeting and proxy statement are available at www.benihana.com.

This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of BENIHANA INC., revoking any previous proxy for such stock, hereby appoints Darwin C. Dornbush and Norman Becker, or any one of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Common Stock of BENIHANA INC. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on [________] [__], 2010 at [_____] [a.m.]/[p.m.] at [________________________], and any adjournments thereof on all matters coming before said meeting.

In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is given in accordance with the recommendation of the Board of Directors set forth on this card.

The Board of Directors Recommends a Vote FOR the approval of the amendment to the Certificate of Incorporation of Benihana Inc.

For each proposal, mark one box in blue or black ink as indicated: ☒

Approval of the amendment to the Certificate of Incorporation of Benihana Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please sign here exactly as your name(s) appear(s) on this proxy.

Date:_____________________________, 20___

(Signature)

(Signature)

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.